Debt	12 Months Ended
Nov. 30, 2012
Debt

NOTE 5 – Debt

Unsecured long-term debt and short-term borrowings consisted of the following (in millions):

	November 30,
	2012(a)	2011(a)
Long-Term Debt
Export Credit Facilities
Fixed rate, bearing interest at 4.2% to 5.5%, due through 2020 (b)	$2,009	$2,340
Euro fixed rate, bearing interest at 3.8% to 4.5%, due through 2025 (b)	423	470
Floating rate, bearing interest at LIBOR plus 1.3% to 1.6% (1.9% to 2.0%), due through 2024 (c)	1,303	872
Euro floating rate, bearing interest at EURIBOR plus 0.2% to 1.0% (0.4% to 2.0%), due through 2026 (b)(d)	1,516	1,314
Bank Loans
Fixed rate, bearing interest at 3.5% to 4.4%, due through 2015 (b)(e)(f)	650	850
Euro fixed rate, bearing interest at 3.9%, due in 2021 (b)	296	350
Floating rate, bearing interest at LIBOR plus 0.7% to 1.0% (1.0% to 1.3%), due through 2016 (b)(f)	700	500
Euro floating rate, bearing interest at EURIBOR plus 0.6% (0.8%), due in 2014 (b)	132	135
Private Placement Notes
Fixed rate, bearing interest at 5.9% to 6.0%, due through 2016	116	121
Euro fixed rate, bearing interest at 6.9% to 7.3%, due through 2018 (b)	185	247
Publicly-Traded Notes
Fixed rate, bearing interest at 6.7% to 7.2%, due through 2028	517	528
Euro fixed rate, bearing interest at 4.3%, due in 2013	971	997
Sterling fixed rate, bearing interest at 5.6%, repaid at maturity in 2012	-	314
Other	28	34
Short-Term Borrowings
Commercial paper, with aggregate weighted-average interest rate of 0.3%	-	162
Euro bank loans, with aggregate weighted-average interest rate of 1.7%	56	119

Total Debt	8,902	9,353
Less short-term borrowings	(56)	(281)
Less current portion of long-term debt	(1,678)	(1,019)

Total Long-term Debt	$7,168	$8,053

(a)	All interest rates are as of the latest balance sheet date for which there is an outstanding debt balance. The debt table does not include the impact of our foreign currency and interest rate swaps. At November 30, 2012, 58% and 42% of our debt was U.S. dollar and euro-denominated, respectively, and at November 30, 2011, 56%, 41% and 3% of our debt was U.S. dollar, euro and sterling-denominated, respectively, including the effect of foreign currency swaps. Substantially all of our fixed rate debt can only be called or prepaid by incurring significant costs. In addition, substantially all of our debt agreements, including our main revolving credit facility, contain one or more financial covenants that require us, among other things, to maintain minimum debt service coverage and minimum shareholders’ equity and to limit our debt to capital and debt to equity ratios and the amounts of our secured assets and secured and other indebtedness. Generally, if an event of default under any debt agreement occurs, then pursuant to cross default acceleration clauses, substantially all of our outstanding debt and derivative contract payables (see Note 11) could become due, and all debt and derivative contracts could be terminated. At November 30, 2012, we believe we were in compliance with all of our debt covenants.
(b)	Includes $3.8 billion of debt whose interest rates, and in the case of our main revolver its commitment fees, would increase upon certain downgrades in the long-term senior unsecured credit ratings of Carnival Corporation or Carnival plc.
(c)	In 2012, we borrowed $560 million under an unsecured export credit facility, the proceeds of which were used to pay for a portion of Carnival Breeze’s purchase price and is due in semi-annual installments through May 2024.
(d)	In 2012, we borrowed $383 million under an unsecured euro-denominated export credit facility, the proceeds of which were used to pay for a portion of AIDAmar’s purchase price and is due in semi-annual installments through May 2024.
(e)	Includes a $150 million bank loan that currently carries a fixed interest rate. However, the loan can be converted to a floating interest rate at the option of the lenders.
(f)	In 2012, we borrowed $200 million under a bank loan, which is due in 2014. This bank loan was used to repay an existing $200 million unsecured fixed rate bank loan at maturity in 2012.

At November 30, 2012, the scheduled annual maturities of our debt were as follows (in millions):

	Fiscal
	2013	2014	2015	2016	2017	Thereafter	Total

Short-term borrowings	$56						$56
Long-term debt	1,678	$1,615	$1,269	$848	$593	$2,843	8,846

	$1,734	$1,615	$1,269	$848	$593	$2,843	$8,902

In December 2012, we issued $500 million of unsecured publicly-traded notes, which bear interest at 1.9% and are due in 2017. We are using the net proceeds of these notes for general corporate purposes, including repayments of portions of debt facilities maturing in 2013.

Debt issuance costs are generally amortized to interest expense using the straight-line method, which approximates the effective interest method, over the term of the debt. In addition, all debt issue discounts are amortized to interest expense using the effective interest rate method over the term of the notes.

Committed Ship Financings

We have unsecured long-term export credit committed ship financings, for which we have the option to draw in euros and/or U.S. dollars depending on the facility, in order to pay for a portion of our ships’ purchase prices. These commitments, if drawn, are repayable semi-annually over 12 years. We have the option to cancel each one at specified dates prior to the underlying ship’s delivery date.

At January 22, 2013, our committed ship financings are as follows:

Cruise Brands and Ships	Fiscal Year Scheduled for Funding	Amount
		(in millions)
North America
Princess
Royal Princess	2013	$523
Regal Princess	2014	523

North America Cruise Brand		1,046

EAA
AIDA
AIDAstella	2013	310
Newbuild	2015	440
Newbuild	2016	440
P&O Cruises (UK)
Newbuild	2015	539

Costa
Costa Diadema	2014	508

EAA Cruise Brands		2,237

		$3,283

Revolving Credit Facilities

Carnival Corporation, Carnival plc and certain of Carnival plc’s subsidiaries are party to a five-year multi-currency revolving credit facility for $2.4 billion (comprised of $1.6 billion, €450 million and £150 million) (the “Facility”), which expires in May 2016. The Facility currently bears interest at LIBOR/EURIBOR plus a margin of 65 basis points (“bps”). The margin varies based on changes to Carnival Corporation’s and Carnival plc’s long-term senior unsecured credit ratings. We are required to pay a commitment fee of 35% of the margin per annum on any undrawn portion. If more than one-third or if more than two-thirds of the Facility is drawn, we will incur an additional 15 bps or 30 bps utilization fee, respectively, on the total amount outstanding.

At November 30, 2012, we also had one other undrawn revolving credit facility for $78 million, which expires in 2015. At November 30, 2012, $2.5 billion was available under all of our revolving credit facilities.